EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

WEST PALM DIVISION

IN RE:	}	CASE NUMBER
EMERGE INTERACTIVE, INC.,	}	07-10932-BKC-SHF
}
	}	JUDGE STEVEN H. FRIEDMAN
}
DEBTOR	}	CHAPTER 11

DEBTOR’S MONTHLY OPERATING REPORTS (BUSINESS)

FOR THE PERIOD

FROM April 1, 2007 TO April 30, 2007

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

May 23, 2007	/s/ Jimmy D. Parrish
Date	Attorney for Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

eMerge Interactive, Inc.	Latham, Shuker, Barker, Eden & Beaudine, LLP
10305 102nd Terrace	POP Box 3353
Sebastian, FL 32958	Orlando, Florida 32802-3353
(772) 581-9700	(407) 481-5800

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources:

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING April 1, 2007 AND ENDING April 30, 2007

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Date of Petition:	February 14, 2007

	CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD*	$834,170.12	(a)	$700,323.00	(b)
2. RECEIPTS:
A. Cash Sales	$0.00
Minus: Cash Refunds
Net Cash Sales
B. Accounts Receivable**	24,872.23		61,990.91
C. Other Receipts (See MOR-3)	11,196.64		$2,025,733.56

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	$36,068.87		$2,087,724.47

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$870,238.99		$2,788,047.47

5. DISBURSEMENTS
A. Advertising	$0.00		$0.00
B. Bank Charges	0.00		736.87
C. Contract Labor	6,145.50		11,112.73
D. Fixed Asset Payments (not incl. in “N”)	0.00		0.00
E. Insurance	1,217.15		49,819.48
F. Inventory Payments (See Attach. 2)	0.00		6,073.12
G. Leases	0.00		0.00
H. Manufacturing Supplies	0.00		6,790.20
I. Office Supplies	0.00		316.70
J. Payroll—Net (See Attachment 5A)	21,622.52		191,307.36
K. Professional Fees (Accounting & Legal)	1,814.00		1,814.00
L. Rent	0.00		7,832.67
M. Repairs & Maintenance	1,540.80		1,540.80
N. Secured Creditor Payments (See Attach. 2)	0.00		1,590,000.00
O. Taxes Paid—Payroll (See Attachment 4C)	9,792.71		23,824.87
P. Taxes Paid—Sales & Use (See Attachment 4C)	0.00		0.00
Q. Taxes Paid—Other (See Attachment 4C) (property tax)	14,566.59		14,841.59
R. Telephone	3,424.02		16,175.95
S. Travel & Entertainment	804.23		24,094.52
Y. U.S. Trustee Quarterly Fees	5,000.00		5,000.00
U. Utilities	5,472.03		15,908.72
V. Vehicle Expenses	0.00		0.00
W. Other Operating Expenses (See MOR-3)	4,489.08		26,507.53

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	$75,888.63		$1,993,697.11

7. ENDING BALANCE (Line 4 Minus Line 6) (c)	$794,350.36	(c)	$794,350.36	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 23rd day of May, 2007	/s/ David C. Warren
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Refund from USI—overpayment	$7.00	$7.00
Comerica—Cobra	$1,258.39	$2,349.94
Purchase of assets by various employees	$722.05	$1,412.05
PCC Note Installment payment (Tom Tippens)	$0.00	$12,500
Interest from PCC Note (Tom Tippens)	$2,480.00	$2,480.00
Receipt from Microbeef	$4,728.95	$4,728.95
Investment Interest	$1,715.26	$9,037.04
Refund from AT&T	$0.21	$0.21
Refund from Panhandle Telephone Coop	$284.78	$284.78
Insurance Refund (Frank Crystal)	$0.00	$16,704.51
Lucas De La Garza Settlement (Clay Nettleship)	$0.00	$2,788.00
David Smith Restitution payment (198th Judicial Court)	$0.00	$238.00
Phone Co-Op Refund (Pioneer)	$0.00	$10.00
Sale of assets (Xstream Systems)	$0.00	$3,020.00
Subscription Refund (Dow Jones)	$0.00	$173.08
Sale of CattleLog Assets (Origin Micro Systems, Inc.)	$0.00	$1,600,000.00
Sale of VerifEye Assets (Chad, Inc.)	$0.00	$370,000.00

TOTAL OTHER RECEIPTS	$11,196.64	$2,025,733.56

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
ADP—payroll services	$930.41	$3,771.32
United Parcel Service—shipping	$40.00	$263.19
IBM Corp—software	$234.00	$468.00
Iron Mountain—document storage	$165.00	$330.00
Unishippers—shipping	$175.28	$296.01
Richardson, Todd—commission	$15.95	$15.95
PR Newswire—investor relations	$840.00	$840.00
AllFlex—tags payment	$2,088.44	$2,088.44

TOTAL OTHER DISBURSEMENTS	$4,489.08	$8,072.91

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

ACCOUNTS RECEIVABLE AT PETITION DATE:	$42,492.73

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance		$42,546.53	(a)
PLUS: Current Month New Billings	$
MINUS: Collection During the Month		$24,872.23	(b)
PLUS/MINUS: Adjustments or Writeoffs	$		*

End of Month Balance		$17,674.30	(c)

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable) See Note 1

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Gross AR
Note Recvble- Former Officer
Allowance

Net	$549.67	$1,896.45	$0.00	$15,228.18	$17,674.30	(c)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)
See Attached Listing

NOTE 1: Accounts Receivable are aged from invoice date NOT due date.

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-4

Emerge SOB	Report Date: 15-MAY-2007 09:32
Aging - 4 Bucket Report

Order By: Customer

Summary Type: Invoice Summary

Report Format: Detailed

As Of Date: 30-APR-2007

Bucket Name: EII Standard Aging

Open Credits: Summarize

Receipts At Risk:: Do Not Show

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
ARENS, GARY					4690 CROFTON NE
12404	CATT	19-Dec-06		132	100	215.00				215.00

				Total:		215.00	0	0	0	215.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			215.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			215.00

Customer Credit Memos:			0
Customer Payments:			(34.00)
Customer Balance:			(34.00)

ATKINSON LIVE STOCK MARKET					5040 ATKINSON NE
12644	CATT	27-Feb-07		62	100	100.00				100.00

				Total:		100.00	0	0	0	100.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			100.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			100.00

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos			0
Customer Payments:			(248.95)
Customer Balance:			(248.95)

BELLER CORP					4519 LINDSAY NE
12335	CATT	5-Dec-06		146	2.8	25.00				25.00

				Total:		25.00	0	0	0	25.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			25.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			25.00

Customer Credit Memos:			0
Customer Payments:			(0.30)
Customer Balance:			(0.30)

BIG BARRY’S ELEVATOR					4473 CLARENCE MO
12754	CATT	17-Apr-07		13	19.5	34.00		34.00

				Total:		34.00	0	34.00	0	0
							0.00%	100.00%	0.00%	0.00%
Site Credit Memos:			0
Site Balance:			34.00

Customer Credit Memos:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Payments:			0
Customer Balance:			34.00

Customer Credit Memos:			0
Customer Payments:			(381.00)
Customer Balance:			(381.00)

BOW AND ARROW RANCH					3725 VALENTINE NE
12487	CATT	9-Jan-07		111	100	1.00				1.00

				Total:		1.00	0	0	0	1.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			1.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			1.00

BRUCE, NORMAN					4909 MASON CITY IL
12313	CATT	5-Dec-06		146	1.8	2.01				2.01
12577	CATT	6-Feb-07		83	100	12.00				12.00

				Total:		14.01	0	0	0	14.01
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			14.01

Customer Credit Memos:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Payments:			0
Customer Balance:			14.01

Customer Credit Memos:			0
Customer Payments:			(132.00)
Customer Balance:			(132.00)

Customer Credit Memos:			0
Customer Payments:			(0.01)
Customer Balance:			(0.01)

COFFEYVILLE FEED AND FARM SUPPLY				4135 COFFEYVILLE KS
12299	CATT	28-Nov-06		153	100	21.00				21.00

				Total:		21.00	0	0	0	21.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			21.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			21.00

COLLIER FARMS INC				3708 CHICO TX
12526	CATT	23-Jan-07		97	100	256.98				256.98

				Total:		256.98	0	0	0	256.98
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Balance:			256.98

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			256.98

DEER FIELD COLONY				4410 LEWISTOWN MT
Site Credit Memos:			(1,000.00)
Site Balance:			(1,000.00)

Customer Credit Memos:			(1,000.00)
Customer Payments:			0
Customer Balance:			(1,000.00)

Customer Credit Memos:			0
Customer Payments:			(134.70)
Customer Balance:			(134.70)

DOUBLE STAR RANCH				4934 COLEMAN OK
12210	CATT	7-Nov-06		174	0	0.45				0.45

				Total:		0.45	0	0	0	0.45
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			0.45

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			0.45

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
DRY FORK RANCH					4992 CRAIG CO
12434	CATT	26-Dec-06		125	100	81.25				81.25

				Total:		81.25	0	0	0	81.25
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			81.25

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			81.25

DAN KOLLARS					3600 Hartington NE
12354	CATT	12-Dec-06		139	100	474.54				474.54
12403	CATT	19-Dec-06		132	100	233.00				233.00
12609	CATT	20-Feb-07		69	100	1.00				1.00

				Total:		708.54	0	0	0	708.54
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			708.54

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			708.54

Customer Credit Memos:			0
Customer Payments:			(58.07)
Customer Balance:			(58.07)

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
F & F FARMS					4698 ALDEN KS
Site Credit Memos:			(458.00)
Site Balance:			(458.00)

Customer Credit Memos:			(458.00)
Customer Payments:			0
Customer Balance:			(458.00)

FISHER FEED & FARM SUPPLY					3908 HARTVILLE MO
11882	CATT	22-Aug-06		251	30.1	28.66				28.66
12585	CATT	6-Feb-07		83	100	25.00				25.00

				Total:		53.66	0	0	0	53.66
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			53.66

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			53.66

FRANK BILLS TRUCKING					4119 SEVERY KS
12423	CATT	26-Dec-06		125	100	478.00				478.00

				Total:		478.00	0	0	0	478.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			478.00

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			478.00

FT. PECK COMMUNITY COLLEGE					4246 POPLAR MT
12295	CATT	28-Nov-06		153	100	218.75				218.75

				Total:		218.75	0	0	0	218.75
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			218.75

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			218.75

FUNK, WARREN					5037 ATKINSON NE
12631	CATT	20-Feb-07		69	100	230.00				230.00

				Total:		230.00	0	0	0	230.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			230.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			230.00

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:			0
Customer Payments:			(14.50)
Customer Balance:			(14.50)

Customer Credit Memos:			0
Customer Payments:			(499.00)
Customer Balance:			(499.00)

Customer Credit Memos:			0
Customer Payments:			(93.00)
Customer Balance:			(93.00)

GREGORY FEEDLOTS, INC.					1131 TABOR IA D. TROWBRID GE
11046	CATT	10-Jan-06		475	13.6	28.75				28.75
11075	CATT	17-Jan-06		468	110.5	158.92				158.92
11096	CATT	24-Jan-06		461	110.2	173.57				173.57
11178	CATT	14-Feb-06		440	109.1	193.74				193.74
11413	CATT	11-Apr-06		384	106.3	54.50				54.50

				Total:		609.48	0	0	0	609.48
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			(28.75)
Site Balance:			580.73

Customer Credit Memos:			(28.75)
Customer Payments:			0
Customer Balance:			580.73

Customer Credit Memos:			0
Customer Payments:			(955.00)

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Balance:			(955.00)

HEINRICHS, BRICE					4701 DESHLER NE
Site Credit Memos:			(412.50)
Site Balance:			(412.50)

Customer Credit Memos:			(412.50)
Customer Payments:			0
Customer Balance:			(412.50)

HENRY FARMS					4441 HOPE HULL AL
11972	CATT	12-Sep-06		230	103.6	2,201.96				2,201.96
12294	CATT	28-Nov-06		153	102.1	208.03				208.03

				Total:		2,409.99	0	0	0	2,409.99
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			2,409.99

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			2,409.99

Customer Credit Memos:			0
Customer Payments:			(1.00)
Customer Balance:			(1.00)

HUNSICKER, BEN					4653 HILL CITY KS
12706	CATT	28-Mar-07		33	100	1.00			1.00

				Total:		1.00	0	0	1.00	0
							0.00%	0.00%	100.00%	0.00%

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Credit Memos:			0
Site Balance:			1.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			1.00

Customer Credit Memos:			0
Customer Payments:			(108.00)
Customer Balance:			(108.00)

KNIGHT FEEDYARD					2753 Lyons KS
11164	CATT	15-Jan-06		470	59.6	643.51				643.51
11390	CATT	5-Mar-06		421	108.1	120.10				120.10
11410	CATT	12-Mar-06		414	107.8	296.59				296.59

				Total:		1,060.20	0	0	0	1,060.20
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			1,060.20

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			1,060.20

LAPLATA VET CLINIC					4734 LAPLATA MO
12759	CATT	17-Apr-07		13	100	61.00		61.00

				Total:		61.00	0	61.00	0	0
							0.00%	100.00%	0.00%	0.00%

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Credit Memos:			0
Site Balance:			61.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			61.00

LAZY A RANCH					3787 LOGAN KS
Site Credit Memos:			(0.32)
Site Balance:			(0.32)

Customer Credit Memos:			(0.32)
Customer Payments:			0
Customer Balance:			(0.32)

LEAVENWORTH COUNTY BEEF PROJECT					3986 EASTON KS
12733	CATT	17-Apr-07		13	100	357.50		357.50
12750	CATT	17-Apr-07		13	100	75.00		75.00

				Total:		432.50	0	432.50	0	0
							0.00%	100.00%	0.00%	0.00%
Site Credit Memos:			0
Site Balance:			432.50

Customer Credit Memos:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Payments:			0
Customer Balance:			432.50

Customer Credit Memos:			0
Customer Payments:			(37.50)
Customer Balance:			(37.50)

LEMBKE, RYAN					4710 BRIDGEPORT NE
12093	CATT	17-Oct-06		195	103.6	336.66				336.66

				Total:		336.66	0	0	0	336.66
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			336.66

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			336.66

LEWIS FEEDLOT					1107 KEARNEY NE
11067	CATT	18-Dec-05		498	82	558.00				558.00
12749	CATT	17-Apr-07		13	100	122.00		122.00

				Total:		680.00	0	122.00	0	558.00
							0.00%	17.94%	0.00%	82.06%
Site Credit Memos:			0
Site Balance:			680.00

Customer Credit Memos:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Payments:			(325.00)
Customer Balance:			355.00

LONESOME PINE FARM & LIVESTOCK					4953 BUFFALO JUNCTION VA
12284	CATT	28-Nov-06		153	100	1,540.00				1,540.00

				Total:		1,540.00	0	0	0	1,540.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			1,540.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			1,540.00

LOUP CITY LIVESTOCK					4589 LOUP CITY NE
12107	CATT	17-Oct-06		195	103.6	487.79				487.79
12149	CATT	24-Oct-06		188	103.6	108.83				108.83

				Total:		596.62	0	0	0	596.62
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			596.62

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			596.62

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:			0
Customer Payments:			(8.00)
Customer Balance:			(8.00)

Customer Credit Memos:			0
Customer Payments:			(425.00)
Customer Balance:			(425.00)

MAIN STREET FEEDS (TRI-STATE)					3719 MONETT MO
12705	CATT	28-Mar-07		33	89.5	226.60			226.60

				Total:		226.60	0	0	226.60	0
							0.00%	0.00%	100.00%	0.00%
Site Credit Memos:			0
Site Balance:			226.60

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			226.60

MONAHAN, WAYNE					5038 ATKINSON NE
12632	CATT	20-Feb-07		69	100	136.00				136.00

				Total:		136.00	0	0	0	136.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			136.00

Customer Credit Memos:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Payments:			0
Customer Balance:			136.00

Customer Credit Memos:			0
Customer Payments:			(3,703.00)
Customer Balance:			(3,703.00)

MORRIS, JIM & MARGARET					4118 LOGAN KS
12031	CATT	26-Sep-06		216	35.2	68.40				68.40

				Total:		68.40	0	0	0	68.40
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			68.40

Customer Credit Memos:			0
Customer Payments:			(68.40)
Customer Balance:			0

MULL FARMS & FEEDING, INC.					3580 Pawnee Rock KS
12327	CATT	5-Dec-06		146	100	111.00				111.00

				Total:		111.00	0	0	0	111.00
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			111.00

Customer Credit Memos:			0
Customer Payments:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Balance:			111.00

NICHOLS FARMS					3440 Lamar MO
12419	CATT	26-Dec-06		125	100	1.00				1.00

				Total:		1.00	0	0	0	1.00
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			1.00

NICHOLS FARMS					3440 CLINTON NC
11976	CATT	12-Sep-06		230	1.5	5.52				5.52

				Total:		5.52	0	0	0	5.52
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			5.52

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			6.52

NIESLANIK, TED					4891 CARBONDALE CO
12660	CATT	6-Mar-07		55	100	2.00			2.00

				Total:		2.00	0	0	2.00	0
							0.00%	0.00%	100.00%	0.00%

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Credit Memos:			0
Site Balance:			2.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			2.00

NILHAS, JOHN					4975 ELLIS KS
12382	CATT	12-Dec-06		139	100	240.00				240.00
12438	CATT	26-Dec-06		125	100	180.00				180.00

				Total:		420.00	0	0	0	420.00
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			420.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			420.00

NOHAVITZA, CLAY					5015 EL CAMPO TX
12498	CATT	16-Jan-07		104	100	218.76				218.76

				Total:		218.76	0	0	0	218.76
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			218.76

Customer Credit Memos:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Payments:			0
Customer Balance:			218.76

NORTHWEST VET CLINIC					4887 PARKSTON SD
12687	CATT	13-Mar-07		48	100	264.00			264.00
12719	CATT	28-Mar-07		33	100	64.00			64.00
12760	CATT	17-Apr-07		13	100	226.00		226.00

				Total:		554.00	0	226.00	328.00	0
							0.00%	40.79%	59.21%	0.00%

Site Credit Memos:			0
Site Balance:			554.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			554.00

P SPEAR RANCH					3521 REE HEIGHTS SD			J. POINDEXTER-RUNGE 605 94		Mar-76
12459	CATT	2-Jan-07		118	0	1.25				1.25

				Total:		1.25	0	0	0	1.25
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			(7.00)
Site Balance:			(5.75)

Customer Credit Memos:			(7.00)
Customer Payments:			(1.25)
Customer Balance:			(7.00)

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
PAYNE, GUY					4949 BEAVER OK
12255	CATT	21-Nov-06		160	100	323.00				323.00

				Total:		323.00	0	0	0	323.00
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			323.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			323.00

PONY EXPRESS VET CLINIC					4327 MARYVILLE KS
Site Credit Memos:			(5.00)
Site Balance:			(5.00)

Customer Credit Memos:			(5.00)
Customer Payments:			0
Customer Balance:			(5.00)

Customer Credit Memos:			0
Customer Payments:			(15.00)
Customer Balance:			(15.00)

Customer Credit Memos:			0
Customer Payments:			(235.00)
Customer Balance:			(235.00)

RUTLEDGE FARM AND RANCH					4853 EAGLE LAKE TX
11850	CATT	15-Aug-06		258	105.30	416.30				416.30
				Total:		416.30	0	0	0	416.30

							0.00%	0.00%	0.00%	100.00%

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due

Site Credit Memos:			0
Site Balance:			416.30

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			416.30

SCHEETZ BROTHERS					4972 CLAYTON KS
12429	CATT	26-Dec-06		125	100.00	1.00				1.00
12436	CATT	26-Dec-06		125	100.00	75.75				75.75

				Total:		76.75	0	0	0	76.75
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			76.75

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			76.75

SCHILLING, TOMMY					4548 FOLLETT TX
12254	CATT	21-Nov-06		160	20.80	25.00				25.00

				Total:		25.00	0	0	0	25.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Balance:			25.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			25.00

Customer Credit Memos:			0
Customer Payments:			(0.05)
Customer Balance:			(0.05)

SCHMELZER, ART					4618 DECORAH IA
12715	CATT	28-Mar-07		33	42.30	25.00			25.00

				Total:		25.00	0	0	25.00	0
							0.00%	0.00%	100.00%	0.00%

Site Credit Memos:			0
Site Balance:			25.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			25.00

SCHROEDER, BRIDGETT					4919 WELLFLEET NE
12102	CATT	17-Oct-06		195	103.60	253.94				253.94
12106	CATT	17-Oct-06		195	103.60	502.70				502.70
12275	CATT	21-Nov-06		160	102.50	169.21				169.21
12377	CATT	12-Dec-06		139	100.00	375.00				375.00

				Total:		1,300.85	0	0	0	1,300.85

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Credit Memos:			0
Site Balance:			1,300.85

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			1,300.85

SEARCY, STEVE					5034 LOMA CO
12650	CATT	27-Feb-07		62	100.00	245.00				245.00
12688	CATT	13-Mar-07		48	100.00	213.00			213.00

				Total:		458.00	0	0	213.00	245.00
							0.00%	0.00%	46.51%	53.49%

Site Credit Memos:			0
Site Balance:			458.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			458.00

SEEWALD LAND & CATTLE					4922 BRUSH CO
12257	CATT	21-Nov-06		160	8.8	47.74				47.74

				Total:		47.74	0	0	0	47.74
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			47.74

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			47.74

SEWARD, GEORGE					4857 YUMA CO
12225	CATT	7-Nov-06		174	103.20	892.08				892.08
12250	CATT	14-Nov-06		167	102.80	872.59				872.59
12273	CATT	21-Nov-06		160	102.50	71.79				71.79
12306	CATT	28-Nov-06		153	102.20	106.29				106.29
12345	CATT	5-Dec-06		146	101.80	1,044.98				1,044.98
12376	CATT	12-Dec-06		139	100.00	309.00				309.00
12493	CATT	9-Jan-07		111	100.00	202.00				202.00

				Total:		3,498.73	0	0	0	3,498.73
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			3,498.73

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			3,498.73

SHIELDS, DARYL					5014 LINDSBURG KS
12497	CATT	16-Jan-07		104	100	695.00				695.00
12516	CATT	16-Jan-07		104	100	670.00				670.00

				Total:		1,365.00	0	0	0	1,365.00
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Balance:			1,365.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			1,365.00

STEELE LAND AND LIVESTOCK					4907 ANITA IA
12451	CATT	2-Jan-07		118	100	675.00				675.00
12475	CATT	2-Jan-07		118	100	542.50				542.50
				Total:		1,217.50	0	0	0	1,217.50

							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			1,217.50

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			1,217.50

STEELE LAND AND LIVESTOCK					4886 ANITA IA
12643	CATT	27-Feb-07		62	100	177.50				177.50

				Total:		177.50	0	0	0	177.50
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			177.50

Customer Credit Memos:			0
Customer Payments:			(15.81)
Customer Balance:			161.69

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
STOCKMAN SOLUTIONS					3756 Williston FL
12182	CATT	6-Nov-06		175	100	174.29				174.29
12323	CATT	5-Dec-06		146	101.8	177.38				177.38
12456	CATT	2-Jan-07		118	100	174.16				174.16

				Total:		525.83	0	0	0	525.83
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			(170.16)
Site Balance:			355.67

Customer Credit Memos:			(170.16)
Customer Payments:			0
Customer Balance:			355.67

STORTENBECKER, GARY AND KATIE					4910 SPRINGVIEW NE
12073	CATT	3-Oct-06		209	103.6	369.25				369.25

				Total:		369.25	0	0	0	369.25
							0.00%	0.00%	0.00%	100.00%

Site Credit Memos:			0
Site Balance:			369.25

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			369.25

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
STRACKE LAND AND CATTLE					5036 ATKINSON NE
12630	CATT	20-Feb-07		69	100	525.00				525.00

				Total:		525.00	0	0	0	525.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			525.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			525.00

SWAYNE, BONNIE					3799 DAMAR KS
12439	CATT	26-Dec-06		125	100	48.00				48.00

				Total:		48.00	0	0	0	48.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			48.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			48.00

TASCOSA FEEDYARD, INC.					1110 BUSHLAND TX
12606	CATT	20-Feb-07		69	100	347.00				347.00
12635	CATT	27-Feb-07		62	100	76.00				76.00
12663	CATT	6-Mar-07		55	100	1,817.00			1,817.00

				Total:		2,240.00	0	0	1,817.00	423.00

							0.00%	0.00%	81.12%	18.88%

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Credit Memos:			0
Site Balance:			2,240.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			2,240.00

THOMAS COUNTY FEEDERS					3890 COLBY KS
12362	CATT	12-Dec-06		139	19.3	40.36				40.36
12701	CATT	28-Mar-07		33	100	15.00			15.00

				Total:		55.36	0	0	15.00	40.36
							0.00%	0.00%	27.10%	72.90%
Site Credit Memos:			0
Site Balance:			55.36

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			55.36

TOLL FARMS					5013 LINDSBURG KS
12665	EII	11-Mar-07		50	100	395.00			395.00

				Total:		395.00	0	0	395.00	0
							0.00%	0.00%	100.00%	0.00%

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Credit Memos:			0
Site Balance:			395.00

Customer Credit Memos:			0
Customer Payments:			(395.00)
Customer Balance:			0

Customer Credit Memos:			0
Customer Payments:			(14.77)
Customer Balance:			(14.77)

TRIPLE F FARMS					4355 HERMANN MO
12575	CATT	6-Feb-07		83	67.6	3,010.00				3,010.00

				Total:		3,010.00	0	0	0	3,010.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			3,010.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			3,010.00

Customer Credit Memos:			0
Customer Payments:			(458.00)
Customer Balance:			(458.00)

Customer Credit Memos:			0
Customer Payments:			(60.00)
Customer Balance:			(60.00)

WERLEIN, SCOTT					4933 MONDOVI WI
12163	CATT	6-Nov-06		175	0.2	0.91				0.91

				Total:		0.91	0	0	0	0.91
							0.00%	0.00%	0.00%	100.00%

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Credit Memos:			0
Site Balance:			0.91

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			0.91

WHEELIS, MARK					4530 VICTORIA TX
12247	CATT	14-Nov-06		167	100	7.00				7.00
12343	CATT	5-Dec-06		146	100	160.00				160.00

				Total:		167.00	0	0	0	167.00
							0.00%	0.00%	0.00%	100.00%
Site Credit Memos:			0
Site Balance:			167.00

Customer Credit Memos:			0
Customer Payments:			0
Customer Balance:			167.00

Sum For :						17,674.30	0	875.5	3,022.60	24,279.24
							0.00%	4.95%	17.10%	137.37%

Company Balance:			28,177.34

Total For All Customers:						28,177.34	0	875.5	3,022.60	24,279.24
							0.00%	3.11%	10.73%	86.17%

Total Payments and Credit Memos:			(10,503.04)
Total Customer Balance:			17,674.30

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
Mar-07	60	Citicorp Vendor Finance	Copier lease	509.89
Mar-07	31	Cook, Dennis	Patent legal fees	525.00
Mar-07	61	ECI Conference Call	Conference call service	330.36
Apr-07	Current	Mellon Investor Services	Transfer Agent	3,303.08
Mar-07	31	OK Tax Commission	Franchise taxes	220.96

TOTAL AMOUNT				$4,889.29	(b)

☐	Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$9,869.78	(a)
PLUS: New Indebtedness Incurred This Month	$39,492.91
MINUS: Amount Paid on Post Petition	(44,473.40)
Accounts Payable This Month			Paid to TECORE for customer product
PLUS/MINUS: Adjustments		*

Ending Month Balance	$4,889.29	(c)

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Petition Payments Delinquent

TOTAL			(d)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE: *	$137,393.34	**(a)
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$0.00
PLUS: Inventory Purchased During Month
MINUS: Inventory Used or Sold	$0.00
PLUS/MINUS: Adjustments or Write-downs		*
Inventory on Hand at End of Month	$0.00	**

METHOD OF COSTING INVENTORY: Standard Costs

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 Months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
				100.0	%*

*	Aging Percentages must equal 100%.

☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory: n/a

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month	$798,377.39	(a)(b)
MINUS: Depreciation Expense	$1,481.12

PLUS: New Purchases
PLUS/MINUS: Adjustments or Write-downs	$(767,425.47	)*

Ending Monthly Balance	$29,470.80

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

Sale of miscellaneous assets and disposal of other assets no longer used or unable to be sold.

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.

Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Operating Account	ACCOUNT NUMBER:	2000031865542

PURPOSE OF ACCOUNT:

Ending Bank Balance per Bank Statement	$66,526.46
Plus Total Amount of Outstanding Deposits	0
Minus Total Amount of Outstanding Checks and other debits	16,363.52	*
Minus Service Charges	$50.00
Ending Balance per Check Register	$50,112.94	**(a)

* Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$0.00	Transferred to Payroll Account
$0.00	Transferred to Tax Account

(a)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

WACHOVIA

Commercial Checking

01 2000031865542 031 130 0 43 106,973

00021605 02 AT 0.545 02 3DG 86

EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
MAIN ACCOUNT
10305 102ND TERRACE
SEBASTIAN FL 329587823

CB

Commercial Checking

3/31/2007 thru 4/30/2007

Account number: 2000031865542

Account owner(s): EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
MAIN ACCOUNT

Account Summary

Opening balance 3/31	$123,553.82	
Deposits and other credits	34,485.80	+
Checks	59,461.35	-
Other withdrawals and service fees	32,051.81	-
Closing balance 4/30	**$66,526.46**	

Deposits and Other Credits

Date	Amount	Description
4/02	2,282.76	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/03	4.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/03	2,530.00	DEPOSIT
4/04	54.24	CHECK PRINTING FEE REFUND
4/05	557.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/06	5,429.16	DEPOSIT
4/09	5,629.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/10	297.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/11	2,104.23	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/12	381.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/13	1,053.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/16	1,109.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/18	4,431.17	DEPOSIT
4/20	95.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT

Deposits and Other Credits continued on next page.

WACHOVIA BANK, N.A. , SMALL BUSINESS BREVARD **page 1 of 10**

WACHOVIA

Commercial Checking

02 2000031865542 031 130 0 43 106,974

Deposits and Other Credits *continued*

Date	Amount	Description
4/23	1,359.02	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/24	1,581.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/27	917.72	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
4/30	523.50	DEPOSIT
4/30	4,148.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
Total	**$34,485.80**	

Checks

Number	Amount	Date posted	Number	Amount	Date posted	Number	Amount	Date posted
818068	7.00	4/13	818110	65.00	4/17	818127	232.55	4/16
818069	2,019.35	4/05	818111	120.73	4/06	818128	80.01	4/12
818079*	2,750.60	4/10	818112	52.88	4/11	818129	14,566.59	4/19
818087*	589.47	4/17	818113	3,557.85	4/18	818130	510.50	4/18
818090*	464.23	4/09	818114	1,500.00	4/04	818131	165.00	4/30
818094*	952.09	4/10	818115	835.38	4/04	818132	900.00	4/17
818095	1,512.86	4/05	818116	82.17	4/12	818134*	2,088.44	4/30
818096	451.06	4/02	818118*	1,540.80	4/19	818135	3,212.93	4/26
818097	2,601.98	4/06	818119	450.00	4/23	818137*	110.49	4/27
818102*	885.58	4/09	818120	510.50	4/12	818138	5,063.59	4/25
818104*	618.89	4/10	818121	610.00	4/24	818141*	234.00	4/27
818105	301.94	4/12	818122	1,040.00	4/16	818142	408.44	4/30
818106	4,713.80	4/04	818123	15.95	4/19	818144*	774.00	4/27
818107	510.50	4/04	818124	175.28	4/17	818145	1,172.95	4/30
818108	900.00	4/09	818125	38.00	4/19	**Total**	**$59,461.35**	
818109	60.97	4/10	818126	7.00	4/17			

** Indicates a break in check number sequence*

Other Withdrawals and Service Fees

Date	Amount	Description
4/04	104.24	AUTOMATED DEBIT HARLAND CHECKS CHK ORDERS CO. ID. 9500021440 070404 PPD MISC 058 07092002150
4/04	6,179.97	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST
4/04	13,422.38	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST

Other Withdrawals and Service Fees continued on next page.

WACHOVIA BANK, N.A. , SMALL BUSINESS BREVARD

page 2 of 10

WACHOVIA

Commercial Checking

03 2000031865542 031 130 0 43 106,975

[redacted] [redacted]

[redacted]

Other Withdrawals and Service Fees *continued*

Date	Amount	Description
4/10	532.34	COMMERCIAL SERVICE CHARGES FOR MARCH 2007
4/17	3,612.74	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST
4/17	8,200.14	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST
Total	**$32,051.81**	

Service Fees

Description	Quantity	Amount	Total
Total			**$0.00**

Average balance	$91,067.66
Minimum balance	$65,689.79

Daily Balance Summary

Dates	Amount	Dates	Amount	Dates	Amount
4/02	125,385.52	4/11	101,251.38	4/20	72,287.06
4/03	127,919.52	4/12	100,657.76	4/23	73,196.08
4/04	100,707.49	4/13	101,703.76	4/24	74,167.08
4/05	97,732.28	4/16	101,540.21	4/25	69,103.49
4/06	100,438.73	4/17	87,990.58	4/26	65,890.56
4/09	103,817.92	4/18	88,353.40	4/27	65,689.79
4/10	99,200.03	4/19	72,192.06	4/30	66,526.46

WACHOVIA BANK, N.A. , SMALL BUSINESS BREVARD

page 3 of 10

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Operating DIP

ACCOUNT NUMBER:	2000031865542

PURPOSE OF ACCOUNT:	Company Operations

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
4/7/07	818118	ALLYNN’S CLEANING S	Cleaning Service	1,540.80
4/7/07	818119	FOX, MARK S.	Contract work	450.00
4/7/07	818120	GALLAGHER, PAMELA	Contract work	510.50
4/7/07	818121	NIEDECKEN, TIMOTHY	Contract work	610.00
4/7/07	818122	R.R. DONNELLEY REC.	SEC Filings	1,040.00
4/7/07	818123	RICHARDSON, TODD	Commission	15.95
4/7/07	818124	UNISHIPPERS	Shipping	175.28
4/7/07	818125	UNITED PARCEL SERVI	Shipping	38.00
4/7/07	818126	USI INSURANCE OF FL	Insurance	7.00
4/7/07	818127	VESSENMEYER, JAMES	Contract work	232.55
4/7/07	818128	WARREN, DAVID	Expense Reimbursement	80.01
4/14/07	818129	CHARLES W. SEMBLER	Property tax	14,566.59
4/14/07	818130	GALLAGHER, PAMELA	Contract work	510.50
4/14/07	818131	IRON MOUNTAIN	Storage,disposal	165.00
4/14/07	818132	MILLER, NORMAN D.	Contract work	900.00
4/21/07	818133	ADP, INC.	Payroll	362.95
4/21/07	818134	ALLFLEX U.S.A.	Inventory	2,088.44
4/21/07	818135	AT & T (BELLSOUTH)	Telephone	3,212.93
4/21/07	818136	AT & T (BELLSOUTH)	Telephone	92.71
4/21/07	818137	ECI CONFERENCE CALL	Communication	110.49
4/21/07	818138	FLORIDA POWER & LIG	Electric	5,063.59
4/21/07	818139	GALLAGHER, PAMELA	Contract work	510.50
4/21/07	818140	GENWORTH FINANCIAL	Health Insurance	37.20
4/21/07	818141	IBM CORPORATION	Software contract	234.00
4/21/07	818142	INDIAN RIVER COUNTY	Water	408.44
4/21/07	818143	PR NEWSWIRE, INC.	Press Releases	840.00
4/21/07	818144	R.R. DONNELLEY REC.	SEC Filings	774.00
4/21/07	818145	UNITED HEALTH CARE	Health Insurance	1,172.95
4/21/07	818146	UNITED PARCEL SERVI	Shipping	2.00
4/30/07	8101001	ADP, INC.	Payroll	567.46
4/30/07	8101002	AT & T (BELLSOUTH)	Phone	7.89
4/30/07	8101003	DRURY, ROBERT	Expense reimbursement	724.22
4/30/07	8101004	MILLER, NORMAN D.	Contract work	1,516.46
4/30/07	8101005	OFFICE OF THE U.S.	US Trustee	2,500.00
4/30/07	8101006	OFFICE OF THE U.S.	US Trustee	2,500.00
4/30/07	8101007	VESSENMEYER, JAMES	Contract work	904.99

TOTAL				44,473.40

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Payroll Account - DIP	ACCOUNT NUMBER:	2000031865568

PURPOSE OF ACCOUNT:	Payroll

Ending Balance per Bank Statement	$13,022.50
Plus Total Amount of Outstanding Deposits	$0.00
Minus Total Amount of Outstanding Checks and other debits	$0.00	*
Minus Service Charges	$0.00
Ending Balance per Check Register	$13,022.50

* Debit cards must not be issued on this account.

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:	( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

Commercial Checking

WACHOVIA

01 2000031865568 031 130 0 43 106,962

00021601 01 AT 0.308 01 3DG 86

EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION CB
PAYROLL ACCOUNT
10305 102ND TERRACE
SEBASTIAN FL 329587823

Commercial Checking

3/31/2007 thru 4/30/2007

Account number:	2000031865568
Account owner(s):	EMERGE INTERACTIVE, INC. DEBTOR IN POSSESSION PAYROLL ACCOUNT

Account Summary

Opening balance 3/31	$13,553.50
Deposits and other credits	21,622.52 +
Other withdrawals and service fees	22,153.52 -
Closing balance 4/30	**$13,022.50**

Deposits and Other Credits

Date	Amount	Description
4/04	13,422.38	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST
4/17	8,200.14	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST
Total	$21,622.52	

Other Withdrawals and Service Fees

Date	Amount	Description
4/09	13,953.38	AUTOMATED DEBIT PAYROLL CO. ID. 070409 CCD MISC SETTL NCVADPMIA EMERGE IN FL
4/18	8,200.14	AUTOMATED DEBIT PAYROLL CO. ID. 070418 CCD MISC SETTL NCVADPMIA EMERGE IN FL
Total	$22,153.52	

Daily Balance Summary

Dates	Amount	Dates	Amount	Dates	Amount
4/04	26,975.88	4/17	21,222.64		
4/09	13,022.50	4/18	13,022.50		

WACHOVIA BANK, N.A. , SMALL BUSINESS BREVARD

page 1 of 2

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Payroll Account - DIP

ACCOUNT NUMBER:	2000031865568

PURPOSE OF ACCOUNT:	Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
4/6/2007	140001	AGUILAR JR, GILBERTO	Bi-weekly wages	1,135.22
4/6/2007	140002	DRURY, ROBERT E	Bi-weekly wages	4,394.75
4/6/2007	140003	MILLER, NORMAN D	Bi-weekly wages	1,894.24
4/6/2007	140004	WARREN, DAVID C	Bi-weekly wages	6,529.17
4/6/2007		NIEDECKEN, TIMOTHY G	Adjustment void	(531.00)
4/6/2007	Wire	Payroll taxes	Payroll taxes	6,179.97
4/20/2007	160001	DRURY, ROBERT E	Bi-weekly wages	2,479.05
4/20/2007	160002	WARREN, DAVID C	Bi-weekly wages	5,721.09
4/20/2007	Wire	Payroll taxes	Payroll taxes	3,612.74

TOTAL				$31,415.23

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Tax Account - DIP	ACCOUNT NUMBER:	2000035911489

PURPOSE OF ACCOUNT:	Payment of taxes

Ending Bank Balance per Bank Statement	$0.00
Plus Total Amount of Outstanding Deposits
Minus Total Amount of Outstanding Checks and other debits
Minus Service Charges
Ending Balance per Check Register	$0.00

* Debit cards must not be issued on this account.

** If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:	( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

WACHOVIA

Commercial Checking

01 2000035911489 031 130 0 43 106,964

00021602 01 AT 0.308 01 3DG 86

EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION CB
TAX ACCOUNT
10305 102ND TERRACE
SEBASTIAN FL 329587823

Commercial Checking

3/31/2007 thru 4/30/2007

Account number: 2000035911489

Account owner(s): EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
TAX ACCOUNT

Account Summary

Opening balance 3/31	$0.00
Deposits and other credits	9,792.71 +
Other withdrawals and service fees	9,792.71 -
Closing balance 4/30	**$0.00**

Deposits and Other Credits

Date	Amount	Description
4/04	6,179.97	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST
4/17	3,612.74	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST
Total	$9,792.71	

Other Withdrawals and Service Fees

Date	Amount	Description
4/04	6,179.97	FUNDS TRANSFER (ADVICE 2007040400061265) SENT TO DEUTSCHE BANK TRU/ BNF=ADP OBI= RFB=070404150786 04/04/07 04:35PM ET
4/17	3,612.74	FUNDS TRANSFER (ADVICE 2007041700051869) SENT TO DEUTSCHE BANK TRU/ BNF=ADP OBI= RFB=070417150806 04/17/07 03:31PM ET
Total	$9,792.71	

Daily Balance Summary

Dates	Amount	Dates	Amount	Dates	Amount
4/04	0.00	4/17	0.00		

WACHOVIA BANK, N.A. , SMALL BUSINESS BREVARD

page 1 of 2

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Tax Account - DIP	ACCOUNT NUMBER:	2000035911489

PURPOSE OF ACCOUNT:	Payment of taxes

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
4/6/2007	wire	IRS	Payroll Taxes	6179.97
4/20/2007	wire	IRS	Payroll Taxes	3612.74

TOTAL				9,792.71	(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	9,792.71	(a)
Sales * Use Taxes Paid		(b)
Other Taxes Paid		(c)

TOTAL	9,792.71	(d)

(a)	This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5O)
(b)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5P)
(c)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q)
(d)	These two lines must be equal.

MOR-12

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable Instrument	Face Value	Purchase Price	Date of Purchase	Current
Money Market Fund	$350,714.92	$350,714.92	3/1/2005	$350,714.92

TOTAL				$350,714.92	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash In Drawer/Acct.	(Column 3) Amount of Petty Cash on Hand At End of Month		(Column 4) Difference Between (Column 2) and (Column 3)
Locked drawer HR	$500.00	500		$0.00

TOTAL		500	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation.

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)	$351,214.92	(c)

NOTE:	The balance in Petty Cash was inadvertently not reflected in the initial petition filing. This balance will be corrected on our future amended filing.

(c)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

41,845

WACHOVIA SECURITIES

016319 01 3DG 72 **AUTO** 3-DIGIT 329
EMERGE INTERACTIVE DIP CASE
9:07BK-10932-SHF
ATTN: SUSAN MERMER
10305 102ND TER
SEBASTIAN FL 32958-7823

Account Summary for
Current period ending April 30, 2007

Your Financial Advisor :
JOSE NELAPPANA
20 NORTH ORANGE AVENUE
ORLANDO, FL 32801
CUSTOMER SERVICE: 800-359-9297
800-829-2204
Customer Service: 800-359-9297

Message from Wachovia Securities

DID YOU KNOW THAT YOUR FINANCIAL ADVISOR CAN PROVIDE YOU ACCESS TO A WIDE RANGE OF SOLUTIONS TO YOUR LENDING NEEDS? CALL TODAY TO LEARN MORE.

IF YOU USE OUR ONLINE BROKERAGE SERVICE, YOU CAN CHOOSE TO RECEIVE YOUR STATEMENTS ELECTRONICALLY. SIMPLY LOGIN TO ONLINE BROKERAGE AND SELECT THE "STATEMENTS/CONFIRMS" LINK UNDER THE ACCOUNT & SERVICES TAB. IF YOU WOULD LIKE TO ENROLL IN OUR ONLINE BROKERAGE SERVICE, VISIT US AT WWW.WACHOVIA.COM.

At a Glance

If you have more than one account with us, why not get them linked? Your summary below will list them all. Contact Your Financial Advisor today.

Accounts	Account no.	Previous value	Current value
Investment Account	2144-7852	348,999.66	350,714.92
Total		$348,999.66	$350,714.92

Wachovia Securities, LLC, member NYSE and SIPC, is a registered broker-dealer and a separate, non-bank affiliate of Wachovia Corporation. Accounts carried by First Clearing, LLC, member NYSE and SIPC.

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY - LSBEB ESCROW ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.

NAME OF BANK:	LSBEB Escrow Account	BRANCH:	Orlando, FL

ACCOUNT NAME:	LSBEB Escrow Account	ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:	Escrow funds received from sale of assets (escrowed with debtor’s attorney)

Beginning Balance	$380,000.00
Minus Total Amount of Payments	$0.00
Minus Service Charges	$0.00
Ending Balance per Check Register	$380,000.00

* Debit cards must not be issued on this account.

** If Closing Balance is negative, provide explanation:

The following disbursements were made:	☐

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
NONE

TOTAL

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	April 1, 2007	and ending:	April 30, 2007

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc

Name of Officer or Owner	Title	Payment Description	Amount Paid
David C. Warren	President & CEO	Bi-Weekly Wages	$17,355.20
David C. Warren	President & CEO	Expenses	$80.01
Robert E. Drury	EVP Corp. Dev.	Bi-Weekly Wages	$8,769.60
Robert E. Drury	EVP Corp. Dev.	Expenses	$724.22
Mark S. Fox	EVP Technology	Contract Wages	$450.00

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	6
Number hired during the period	0
Number terminated or resigned during period	4
Number of employees on payroll at end of period	2

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For s

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
Frank & Crystal/Travelers	212-504-5810	Y-810-290D8075-TCT-06	Commercial Auto	8/10/2007
Frank & Crystal/Travelers	212-504-5810	Y-660-290D8075-TCT-06	Commercial Property	8/10/2007
Frank & Crystal/Travelers	212-504-5810	YEUB-290D807-5-06	Worker’s Comp	8/10/2007
Frank & Crystal/Gen Star	212-504-5834	BINDER3179175	General Liability	6/20/2007
Frank & Crystal/Gen Star	212-504-5834	IXG397836A	Commercial Umbrella	6/20/2007
Frank & Crystal/Axis Surplus	212-504-5834	EAU720803012005	Comm Excess Gen Liability	6/20/2007
USI	561-999-0232	ELU08809805	Directors & Officers	2/4/2008
United Health Care	1-800-842-3920	383260	Healthcare	12/31/2007

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before

MOR-17